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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported): October 23, 2000
                                                 (October 19, 2000)



                             HIGH SPEED ACCESS CORP.
                             -----------------------
             (Exact name of Registrant as specified in its charter)


    Delaware                     000-26153                         61-1324009
----------------                -----------                     ---------------
(State or other                 (Commission                     (IRS employer
jurisdiction of                 file number)                    identification)
incorporation)                                                  number)


               10901 West Toller Drive, Littleton, Colorado 80127
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (720) 922-2500
                                 --------------
              (Registrant's telephone number, including area code)


              4100 East Mississippi Avenue, Denver, Colorado 80246
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5. OTHER ITEMS.

         High Speed Access Corp. ("HSAC") issued a press release on October 19, 2000 announcing that it had entered into a Stock Purchase Agreement, dated as of October 19, 2000, among HSAC, Vulcan Ventures Incorporated and Charter Communications Ventures, LLC, an indirect subsidiary of Charter Communications, Inc. (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, HSAC will sell an aggregate of 75,000 shares of Series D Senior Convertible Preferred Stock for an aggregate purchase price of $75,000,000. A copy of the Stock Purchase Agreement, including exhibits, is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         C.       Exhibits

                  99.1 Stock Purchase Agreement, dated as of October 19, 2000, among High Speed Access Corp., Vulcan Ventures Incorporated and Charter Communications Ventures, LLC.

                  99.2 Press Release of High Speed Access Corp. dated October 19, 2000.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HIGH SPEED ACCESS CORP.
                                       (Registrant)



                                  By:  /s/ George E. Willett
                                     ------------------------------------------
                                     George E. Willett, Chief Financial Officer


Date:  October 20, 2000


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Stock Purchase Agreement, dated as of October 19, 2000, among
               High Speed Access Corp., Vulcan Ventures Incorporated and Charter
               Communications Ventures, LLC.

 99.2          Press Release of High Speed Access Corp. dated October 19, 2000